(front cover)
                               J.P. Morgan
                              U.S. Disciplined
                             Equity Portfolio

                               Annual Report
                              December 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 19, 2001

Dear Shareholder,

    The volatility that rattled technology stocks rippled through other equity sectors, and made the 12 months ended December 31, 2000 a rough time for investors. For the period, the J.P. Morgan U.S. Disciplined Equity Portfolio had a total return of -10.98%.

    The Portfolio's benchmark, the Standard & Poor's 500 Index, fared somewhat better. The S&P 500 had a total return of -9.11% for the 12 months ended December 31, 2000. The Portfolio's peer group, as measured by the Lipper Variable Annuity Growth & Income Funds Average, provided a total return of 1.15% for the same time period.

    The Portfolio's net asset value on December 31, 2000 was $14.90 per share, decreasing from $17.35 per share at the start of the fiscal period. The Portfolio made distributions during the year of approximately $0.10 per share from ordinary income, approximately $0.23 per share from short-term capital gains and approximately $0.26 per share from long-term capital gains. The Portfolio's net assets were approximately $55.8 million on December 31, 2000, an increase from $39.5 million at the beginning of the year.

    This report includes an interview with Timothy Devlin, a member of the portfolio management team for the J.P. Morgan U.S. Disciplined Equity Portfolio. Tim discusses the U.S. equity market in detail, and explains the factors that influenced the Portfolio's performance during the fiscal period. Tim also provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call the Portfolio's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Portfolio Performance                                                         2
Portfolio Manager Q&A                                                         3
Portfolio Facts & Highlights                                                  5
Financial Statements                                                          6

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on January 3, 1995*, would have increased to $26,911 on December 31, 2000.

    Another way is to review a portfolio's average annual total return. This calculation takes the portfolio's actual return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, and ten years or since inception.

GROWTH OF $10,000 SINCE PORTFOLIO INCEPTION*
January 3, 1995*-December 31, 2000

[data from line chart]

S&P 500 Index**                                                $31,913
J.P. Morgan U.S. Disciplined Equity Portfolio                  $26,911
Lipper Variable Annuity Growth and Income Funds Average***     $26,477

PERFORMANCE

                                                 TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                 -------------     ------------------------------------
                                                      ONE            THREE         FIVE        SINCE
                                                     YEAR            YEARS         YEARS     INCEPTION*
AS OF DECEMBER 31, 2000
J.P. Morgan U.S. Disciplined Equity Portfolio      (10.98)%           9.17%        15.00%      17.92%
S&P 500 Index**                                     (9.11)%          12.26%        18.33%      21.32%
Lipper Variable Annuity Growth and
  Income Funds Average***                             1.15%           9.69%        14.66%      17.32%

AS OF SEPTEMBER 30, 2000
J.P. Morgan U.S. Disciplined Equity Portfolio         7.88%          12.02%        17.98%      20.48%
S&P 500 Index**                                      13.28%          16.44%        21.69%      24.09%
Lipper Variable Annuity Growth and
  Income Funds Average***                            12.30%          10.67%        16.41%      18.78%

* The Portfolio commenced operations on January 3, 1995. For purposes of comparison, since inception returns are calculated from 12/31/94, the first date when data for the Portfolio, it's benchmark, and it's Lipper category average were all available.

** The S&P 500 Index is an unmanaged index which measures the average performance of 500 widely held U.S. large-cap stocks. The Index does not include fees or operating expenses and is not available for direct investment.

*** Describes the average total return for all funds in the indicated Lipper category, as defined by Lipper, Inc., and does not take into account applicable sales charges. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

  Past performance is no guarantee of future results. Portfolio returns are net of fees and assume the reinvestment of distributions and reflect the reimbursement of portfolio expenses as described in the prospectus. Portfolio returns do not reflect any separate account expenses imposed on the variable contracts. These expenses may include a sales charge, premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses, or surrender and other charges.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Timothy J. Devlin]

    Following is an interview with Timothy J. Devlin, vice president and member of the portfolio management team for the J.P. Morgan U.S. Disciplined Equity Portfolio. Tim joined Morgan in 1996 from Mitchell Hutchins Asset Management, where he managed risk- controlled equity portfolios including index, enhanced index, and market neutral strategies. Tim holds a B.A. in economics from Union College. This interview was conducted on January 10, 2001, and reflects Tim's views on that date.

WHAT WERE THE PRIMARY EVENTS THAT IMPACTED EQUITY PERFORMANCE DURING THE YEAR 2000?

    Certainly, the string of interest rate hikes by the Federal Reserve was very influential. In an effort to cool what was perceived to be an overheated economy, the Fed began raising rates in June 1999, setting off a string of five consecutive quarter point increases, followed by a half point increase in mid-May 2000. These moves had the effect of markedly slowing the U.S. economy over the latter part of the year.

    Driving the Fed's interest rate tightening bias was a stock market that appreciated so significantly in the early months of 2000. This was particularly true of the tech-heavy NASDAQ, which set new records, seemingly on a weekly basis. In March 2000, however, the Internet bubble burst, when a major correction began in technology and Internet-related stocks. This correction continued, off and on, through the rest of 2000, as skittish investors, who had priced tech and Internet issues to perfection, found several of them to be less than perfect, especially in light of what was clearly going to be a slowing U.S. economy.

    Another major investment theme was the massive shift of investor focus from growth to value stocks, including many previously depressed old economy stocks. This led to tremendous stock market volatility, especially in the tech sector, and made picking stocks like walking through a minefield.

HOW DO YOU MANAGE THE PORTFOLIO IN THIS VOLATILE MARKET ENVIRONMENT?

    Much the same way we always have. For us, valuation investing is a process of forecasting a company's future earnings, discounting these back to the stock price, and comparing stocks based on their Dividend Discount Rate (DDR), or internal rate of return. By ranking stocks within each sector by their DDR, we aim to identify and avoid the priciest stocks in each sector, while maintaining portfolio characteristics and sector weightings similar to the S&P 500 Index. The end result is a diversified portfolio that relies exclusively on valuation-based stock selection in an effort to outperform the market.

    This said, while we cannot control the level of volatility in the overall market, we can adjust to it in our investment process. One of the ways we are doing so is by incorporating new parameters in our stock selection process that will make it more organic, if you will. By this, I mean that we have made the process more sensitive and responsive to the effects of extremely volatile market environments, thereby allowing for a more stable tracking error during tumultuous times like these.

    Volatility also can provide opportunities to managers who maintain very disciplined and systematic investment processes, such as ours. Greater changes in daily prices result in more shifts within our sector rankings and more opportunities to take advantage of those relative values.

HOW DID STOCK MARKET VOLATILITY IMPACT TECH  AND NON-TECH SECTORS DURING 2000?

    Among the tech sub-sectors that were hardest hit over this past year were software and services (-44%) and hardware (-39%). More value-oriented sectors saw their fortunes rise, as reflected by the outperformance of utilities (+53%), insurance (+37%) and health services (+50%) over the year 2000.

HOW HAVE INVESTORS ADAPTED TO MARKET VOLATILITY?

    One trend we have seen over the past few quarters is a move away from the kind of momentum-based investing that ruled the market in late 1999 and early 2000, to a more rational, valuation-based investment process. Investors are now more focused on long-neglected fundamentals, such as past and future earnings growth, as opposed to their previous fascination with companies that were long on promise, but short on execution.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

BEYOND THE TECH-CORRECTION AND THE GENERAL RETREAT FROM INTERNET-RELATED STOCKS, WHAT OTHER INVESTMENT THEMES EMERGED OVER THE COURSE OF 2000?

    There was a subtle broadening of investor interest to include those companies--tech or not tech-- that were using new technologies to leap frog the competition and create new operating environments. In the business-to-business arena, you could see this most prominently in efforts to create Internet-based exchanges for virtually anything from auto parts to basic commodities. You also saw individual efforts to improve customer service, streamline distribution, and do just about anything more efficiently by utilizing the technological tools at hand.

    Investors took note and began paying premiums for companies that were successful in their efforts to adapt and use technology, knowing that they would be best positioned to compete in the new economy. Those perceived to be lacking in this area were thrashed. I think this division between the technological haves and have-nots will be a key investment theme for some time yet to come.

OF THE INVESTMENT DECISIONS MADE OVER THIS PERIOD, WHICH CONTRIBUTED THE MOST TO PERFORMANCE?

    Stocks that aided or detracted from performance were spread across various sectors. For example, we were helped by an overweight position in Phillip Morris, which was up 105% over the period. Generally speaking, this company benefited from the rotation of investors into more defensive, "safe haven" sectors, such as consumer staples. Specifically, the company benefited from its dividend yield of about 6%, which was quite healthy in this environment, along with a lessening of investor concerns about its legal difficulties.

    In the telecommunications sector, an underweight position in AT&T helped performance considerably, as this formerly bulletproof stock fell some 65% during this reporting cycle.

    AT&T was hurt by rapidly declining margins in its core long-distance business, as well as increased capital expenditures in its wireless broadband division. The combination of the two slowed the company's growth to a level that was well below expectations. On the other hand, we were helped by an overweight position in Sun Microsystems, which continued to do very well over the period.

WHICH STOCKS UNDERPERFORMED YOUR EXPECTATIONS?

    Underweight positions in EMC and Oracle, and an overweight position in Best Buy, were among the decisions that most detracted from performance.

    EMC, the dominant player in data storage, enjoyed substantial price performance as the demand for storage continues to grow exponentially. We thought that it would lose share to increasingly capable competitors at the top end of the market. Yet, EMC managed to brush off much of this challenge and hold onto market share, which investors viewed very favorably.

    Following up on its superior performance in 1999, Oracle continued to do well in 2000, outperforming its sector by 44%. Among the developments that helped this company was its successful launch of a high-margin software product and its ongoing cost cutting efforts.

    Best Buy, a major consumer electronics retailing chain, pre-announced disappointing earnings, citing a softer economy and promotional expenses. Intolerant investors subsequently punished the stock.

WHAT DO YOU SEE AHEAD FOR U.S. EQUITIES?

    We don't think that extreme market volatility will diminish over the near term, as the tech shake-out is not yet complete. While much fat has been cut from this sector--some unjustifiably--and valuations are much more attractive generally than earlier in the year, some fat yet remains to be trimmed. Further, as the economy slows to a hoped for soft-landing next year, we will likely see additional downward earnings revisions from tech companies and cyclicals.

    A number of catalysts might help to turn things around. Should the Federal Reserve continue to cut interest rates, for example, it would undoubtedly help to get things back on track in 2001. In the meantime, the incredible swings in investor confidence that have driven the market up and down this year will likely continue.

    This environment should be good for stock pickers who have long-term horizons, and who are patient and opportunistic in their selections. By the same token, it will be a dangerous place to be for those investors who take large sector bets, as were the norm in the tech sector late last year and early this year. Fortunately, we do not, placing our faith in sustainable, long-term valuations, rather than in short-term curves in the market's forward path.

PORTFOLIO FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of select equity securities. The Portfolio invests primarily in the common stocks of U.S. corporations with market capitalizations above $1.5 billion. The Portfolio is designed for investors who want an actively managed portfolio of select equity securities that seeks to outperform the S&P 500 Index.

--------------------------------------------------------------------------------
    Inception Date: 1/3/1995
--------------------------------------------------------------------------------
    Net Assets as of 12/31/2000: $55,793,477
--------------------------------------------------------------------------------
    Dividend Payable Dates
      (if applicable): 4/20/2001, 12/21/2001
--------------------------------------------------------------------------------
    Capital Gains Payable Dates
      (if applicable): 4/20/2001, 12/21/2001

EXPENSE RATIOS

    The Portfolio's current expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping portfolio shares, or for wiring redemption proceeds from the Porfolio.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of December 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Finance                       15.8%
Pharmaceuticals                9.6%
Industrial Cyclical            9.5%
Software & Services            7.4%
Energy                         7.3%
Computer Hardware              6.6%
Consumer Stable                6.4%
Retail                         6.0%
Telecommunications             5.3%
Semiconductors                 4.7%
Insurance                      4.2%
Health Services & Systems      4.0%
Consumer Services              3.4%
Consumer Cyclical              2.9%
Utilities                      2.8%
Capital Markets                2.1%
Short-Term Investments         2.0%

LARGEST EQUITY HOLDINGS              % OF TOTAL INVESTMENTS
--------------------------------------------------------------
General Electric Co.                          4.3%
Citigroup Inc.                                3.1%
Cisco Systems Inc.                            2.8%
Exxon Mobil Corp.                             2.7%
Pfizer, Inc.                                  2.3%
Merck & Co., Inc.                             2.3%
Philip Morris Companies Inc.                  1.9%
Royal Dutch Petroleum Co.
   New York Shares                            1.8%
Oracle Corp.                                  1.8%
Wal-Mart Stores, Inc.                         1.7%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management, Inc. is the Trust's investment advisor. Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts, variable life insurance policies and qualified pension and retirement plans outside the separate account context.

Shares of the Portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Shares of the Portfolio are subject to investment risk, including possible loss of the principal invested.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. There is no assurance the Portfolio will continue to hold these securities. Opinions expressed herein and other Portfolio data presented are subject to change without notice.

Please call Funds Distributor, Inc. at (888) 756-8645 for a prospectus which contains more complete information, including contract charges and deductions, and portfolio fees and expenses. Please read the prospectuses for complete details including risk considerations.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
CAPITAL MARKETS - 2.1%
SECURITIES & ASSET MANAGEMENT - 2.1%
                 1,000  Edwards (A.G.), Inc.                               $          47,438
                 4,600  Goldman Sachs Group, Inc. (The)                              491,912
                 1,300  John Hancock Financial Services, Inc.                         48,913
                 1,400  Lehman Brothers Holdings Inc.                                 94,675
                 5,900  Merrill Lynch & Co., Inc.                                    402,305
                   300  Morgan Stanley Dean Witter & Co.                              23,775
                   600  Stilwell Financial Inc.                                       23,663
                 3,300  TD Waterhouse Group, Inc.(+)                                  43,725
                                                                         -------------------------
                                                                                   1,176,406
                                                                         -------------------------
COMPUTER HARDWARE - 6.6%
COMPUTER HARDWARE & BUSINESS MACHINES - 6.6%
                 1,525  Avaya Inc.(+)                                                 15,727
                40,200  Cisco Systems Inc.(s)(+)                                   1,537,649
                17,200  Compaq Computer Corp.                                        258,860
                13,900  Dell Computer Corp.(+)                                       242,381
                10,000  EMC Corp. (Mass.)(+)                                         665,000
                 3,700  Hewlett-Packard Co.                                          116,781
                 1,600  Network Appliances, Inc.(+)                                  102,700
                   700  Pitney Bowes, Inc.                                            23,188
                 1,900  Quantum Corp. - DLT & Storage Systems(+)                      25,294
                   300  Redback Networks Inc.(+)                                      12,300
                24,000  Sun Microsystems, Inc.(+)                                    669,000
                                                                         -------------------------
                                                                                   3,668,880
                                                                         -------------------------
CONSUMER CYCLICAL - 2.9%
AIRLINES - 0.4%
                 3,300  AMR Corp.(+)                                                 129,319
                 2,600  Southwest Airlines Co.                                        87,178
                                                                         -------------------------
                                                                                     216,497
                                                                         -------------------------
APPAREL & TEXTILES - 0.2%
                 1,500  Jones Apparel Group, Inc.(+)                                  48,281
                 1,200  NIKE, Inc.                                                    66,975
                                                                         -------------------------
                                                                                     115,256
                                                                         -------------------------
HOTELS - 0.5%
                 6,500  Hilton Hotels Corp.                                           68,250
                 2,700  Marriott International, Inc.                                 114,075
                 2,900  Starwood Hotels & Resorts Worldwide, Inc.                    102,225
                                                                         -------------------------
                                                                                     284,550
                                                                         -------------------------
MOTOR VEHICLES & PARTS - 1.5%
                 2,200  Dana Corp.                                                    33,688
                 9,500  Delphi Automotive Systems                                    106,875
                10,000  Ford Motor Co.                                               234,375
                 6,500  General Motors Corp.                                         331,093
                 2,100  Johnson Controls, Inc.                                       109,200
                                                                         -------------------------
                                                                                     815,231
                                                                         -------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------

PUBLISHING - 0.1%
                   200  Knight-Ridder, Inc.                                       $     11,375
                   600  New York Times Co. (The) Cl A                                   24,038
                                                                         -------------------------
                                                                                        35,413
                                                                         -------------------------
RESTAURANTS - 0.2%
                 3,800  McDonald's Corp.                                               129,200
                                                                         -------------------------
                                                                                     1,596,147
                                                                         -------------------------
CONSUMER SERVICES - 3.4%
ENTERTAINMENT - 0.8%
                 9,600  Viacom, Inc. Cl B(+)                                           448,800
                                                                         -------------------------
LEISURE - 0.5%
                 2,100  Eastman Kodak Co.                                               82,688
                 3,100  Hasbro, Inc.                                                    32,938
                 2,600  International Game Technology(+)                               124,800
                 1,800  Mattel, Inc.                                                    25,992
                                                                         -------------------------
                                                                                      266,418
                                                                         -------------------------
MEDIA - 2.1%
                 6,400  AT&T Corp. - Liberty Media Group Cl A(+)                       86,800
                10,800  Comcast Corp. Cl A(+)                                         450,899
                   100  Fox Entertainment Group, Inc. Cl A(+)                           1,788
                 1,100  Gannett Co., Inc.                                              69,369
                10,100  Time Warner Inc.                                              527,623
                                                                         -------------------------
                                                                                    1,136,479
                                                                         -------------------------
                                                                                    1,851,697
                                                                         -------------------------
CONSUMER STABLE - 6.4%
FOOD & BEVERAGE - 2.3%
                 6,300  Coca-Cola Co. (The)                                           383,906
                   200  General Mills, Inc.                                             8,913
                 3,100  Heinz (H.J.) Co.                                              147,056
                   500  Hershey Foods Corp.                                            32,188
                 3,100  Kellogg Co.                                                    81,375
                 3,400  PepsiCo, Inc.                                                 168,513
                 1,400  Quaker Oats Co. (The)                                         136,325
                 4,800  Unilever NV New York Shares(i)                                302,100
                                                                         -------------------------
                                                                                   1,260,376
                                                                         -------------------------
HOME PRODUCTS - 2.2%
                 1,900  Clorox Co.                                                    67,450
                 2,100  Estee Lauder Companies, Inc.                                  92,006
                12,300  Gillette Co.                                                 444,338
                 7,900  Procter & Gamble Co. (The)                                   619,656
                   700  Ralston Purina Co.                                            18,288
                                                                         -------------------------
                                                                                   1,241,738
                                                                         -------------------------
TOBACCO - 1.9%
                23,400  Philip Morris Companies Inc.                               1,029,599
                                                                         -------------------------
                                                                                   3,531,713
                                                                         -------------------------

6    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
ENERGY - 7.3%
ENERGY RESERVES & PRODUCTION - 5.9%
                   300  Amerada Hess Corp.                                 $          21,919
                   900  Anadarko Petroleum Corp.                                      63,972
                 8,000  Chevron Corp.                                                675,500
                   300  Devon Energy Corp.                                            18,291
                17,300  Exxon Mobil Corp.                                          1,504,018
                16,500  Royal Dutch Petroleum Co.
                           New York Shares(i)                                        999,281
                   100  Williams Companies, Inc. (The)                                 3,994
                                                                         -------------------------
                                                                                   3,286,975
                                                                         -------------------------
OIL REFINING - 0.6%
                   200  Conoco Inc. Cl A                                               5,725
                 5,000  Texaco Inc.                                                  310,625
                                                                         -------------------------
                                                                                     316,350
                                                                         -------------------------
OIL SERVICES - 0.8%
                 4,200  Baker Hughes Inc.                                            174,563
                 1,700  Cooper Cameron Corp.(+)                                      112,306
                   400  Diamond Offshore Drilling, Inc.                               16,000
                 4,000  Global Marine Inc.(+)                                        113,500
                   400  Halliburton Co.                                               14,500
                                                                         -------------------------
                                                                                     430,869
                                                                         -------------------------
                                                                                   4,034,194
                                                                         -------------------------
FINANCE - 15.8%
BANKS - 7.3%
                 4,100  Amsouth Bancorporation                                        62,525
                 6,500  Bank of America Corp.                                        298,188
                12,000  Bank One Corp.                                               439,500
                 1,100  Banknorth Group Inc.                                          21,931
                33,900  Citigroup Inc.                                             1,731,018
                13,000  First Union Corp.                                            361,563
                   100  Fleet Boston Financial Corp.                                   3,756
                   800  Hibernia Corp. Cl A                                           10,200
                 3,700  KeyCorp                                                      103,600
                 1,800  National Commerce Bancorporation                              44,550
                 4,300  PNC Bank Corp.                                               314,169
                 2,100  Summit Bancorp                                                80,194
                   500  SunTrust Banks, Inc.                                          31,500
                18,400  U.S. Bancorp                                                 537,050
                                                                         -------------------------
                                                                                   4,039,744
                                                                         -------------------------
FINANCIAL SERVICES - 7.5%
                 1,800  American Express Co.                                          98,888
                 2,300  AON Corp.                                                     78,775
                 4,000  Capital One Financial Corp.                                  263,250
                14,200  Cendant Corp.(+)                                             136,675
                 3,800  CIT Group Inc.                                                76,475
                 2,500  Countrywide Credit Industries, Inc.                          125,625
                 3,700  Fannie Mae                                                   320,975
                 2,800  Federal Home Loan Mortgage Corp.                             192,850

SHARES                                                             VALUE
--------------------------------------------------------------------------------

                49,300  General Electric Co.(s)                                $   2,363,318
                   800  Household International, Inc.                                 44,000
                 2,400  MBNA Corp.                                                    88,650
                 6,600  Providian Financial Corp.                                    379,500
                                                                         -------------------------
                                                                                   4,168,981
                                                                         -------------------------
THRIFTS - 1.0%
                 2,400  Dime Bancorp, Inc.                                            70,950
                   900  GreenPoint Financial Corp.                                    36,844
                 1,100  Sovereign Bancorp Inc.                                         8,938
                 7,700  Washington Mutual, Inc.                                      408,581
                                                                         -------------------------
                                                                                     525,313
                                                                         -------------------------
                                                                                   8,734,038
                                                                         -------------------------
HEALTH SERVICES & SYSTEMS - 4.0%
MEDICAL PRODUCTS & SUPPLIES - 2.8%
                 5,700  Abbott Laboratories                                          276,094
                 1,800  Bard (C.R.), Inc.                                             83,813
                 4,000  Becton Dickinson & Co.                                       138,500
                 5,200  Boston Scientific Corp.(+)                                    71,175
                 1,600  Guidant Corp.(+)                                              86,300
                 6,600  Johnson & Johnson                                            693,412
                   800  Medtronic, Inc.                                               48,300
                 2,300  St. Jude Medical, Inc.(+)                                    141,306
                                                                         -------------------------
                                                                                   1,538,900
                                                                         -------------------------
MEDICAL PROVIDERS & SERVICES - 1.2%
                   700  Aetna Inc.(+)                                                 28,744
                 7,600  HCA - The Healthcare Co.                                     334,475
                 6,600  Tenet Healthcare Corp.(+)                                    293,288
                                                                         -------------------------
                                                                                     656,507
                                                                         -------------------------
                                                                                   2,195,407
                                                                         -------------------------
INDUSTRIAL CYCLICAL - 9.5%
CHEMICALS - 1.5%
                 3,400  Air Products & Chemicals, Inc.                               139,400
                 5,400  Dow Chemical Co.                                             197,775
                 2,600  PPG Industries, Inc.                                         120,413
                 3,300  Praxair, Inc.                                                146,438
                 3,700  Rohm and Haas Co.                                            134,356
                 1,600  Union Carbide Corp.                                           86,100
                                                                         -------------------------
                                                                                     824,482
                                                                         -------------------------
DEFENSE/AEROSPACE - 0.9%
                 1,800  Boeing Co.                                                   118,800
                 2,500  Goodrich (B.F.) Co. (The)                                     90,938
                 5,600  Honeywell Inc.                                               264,950
                   100  Lockheed Martin Corp.                                          3,395
                                                                         -------------------------
                                                                                     478,083
                                                                         -------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.      7

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.7%
                 2,600  Agilent Technologies, Inc.(+)                       $        142,350
                   900  CIENA Corp.(+)                                                73,125
                 7,100  Corning Inc.                                                 374,968
                   600  Dover Corp.                                                   24,338
                 1,400  Eaton Corp.                                                  105,263
                 3,500  Level 3 Communications, Inc.(+)                              114,844
                13,300  Nortel Networks Corp.                                        426,430
                 2,800  QUALCOMM Inc.(+)                                             230,125
                   700  Tellabs, Inc.(+)                                              39,550
                                                                         -------------------------
                                                                                   1,530,993
                                                                         -------------------------
FOREST PRODUCTS & PAPER - 0.4%
                 1,200  Georgia-Pacific Corp.                                         37,350
                 1,500  Kimberly-Clark Corp.                                         106,035
                 3,000  Smurfit-Stone Container Corp.(+)                              44,813
                   500  Temple-Inland Inc.                                            26,813
                                                                         -------------------------
                                                                                     215,011
                                                                         -------------------------
HEAVY ELECTRICAL EQUIPMENT - 0.4%
                 1,600  Cooper Industries, Inc.(+)                                    73,500
                 1,600  Emerson Electric Co.                                         126,100
                                                                         -------------------------
                                                                                     199,600
                                                                         -------------------------
HEAVY MACHINERY - 0.1%
                   900  Deere & Co.                                                   41,231
                                                                         -------------------------
INDUSTRIAL PARTS - 2.3%
                 2,500  Caterpillar Inc.                                             118,281
                   500  Illinois Tool Works Inc.                                      29,781
                 3,300  Ingersoll-Rand Co.                                           138,188
                 1,500  ITT Industries, Inc.                                          58,125
                 1,800  Parker-Hannifin Corp.                                         79,425
                13,200  Tyco International Ltd.                                      732,599
                 1,100  United Technologies Corp.                                     86,488
                                                                         -------------------------
                                                                                   1,242,887
                                                                         -------------------------
MINING & METALS - 0.6%
                 8,800  Alcoa Inc.                                                   294,799
                   900  Phelps Dodge Corp.                                            50,231
                                                                         -------------------------
                                                                                     345,030
                                                                         -------------------------
RAILROADS - 0.5%
                 3,800  Burlington Northern Santa Fe Corp.                           107,588
                 3,600  Union Pacific Corp.                                          182,700
                                                                         -------------------------
                                                                                     290,288
                                                                         -------------------------
TRUCKING & SHIPPING & AIR FREIGHT - 0.1%
                 1,000  C.H. Robinson Worldwide, Inc.                                 31,438
                 1,100  FedEx Corp.(+)                                                43,956
                                                                         -------------------------
                                                                                      75,394
                                                                         -------------------------
                                                                                   5,242,999
                                                                         -------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------

INSURANCE - 4.2%
LIFE & HEALTH INSURANCE - 1.6%
                 2,400  Aflac Inc.                                              $    173,250
                 3,300  American General Corp.                                       268,950
                 1,700  CIGNA Corp.                                                  224,910
                 2,600  Lincoln National Corp.                                       123,013
                 1,500  MetLife, Inc.                                                 52,500
                 1,700  Torchmark Corp.                                               65,344
                                                                         -------------------------
                                                                                     907,967
                                                                         -------------------------
PROPERTY AND CASUALTY INSURANCE - 2.6%
                 6,000  Allstate Corp.                                               261,375
                 2,100  Ambac Financial Group, Inc.                                  122,456
                 6,800  American International Group, Inc.                           670,224
                   400  Cincinnati Financial Corp.                                    15,825
                 3,300  Hartford Financial Services Group Inc. (The)                 233,063
                 1,500  MBIA Inc.                                                    111,188
                                                                         -------------------------
                                                                                   1,414,131
                                                                         -------------------------
                                                                                   2,322,098
                                                                         -------------------------
PHARMACEUTICALS - 9.6%
DRUGS - 9.6%
                 1,700  Alza Corp.(+)                                                 72,250
                 7,500  American Home Products Corp.                                 476,625
                 2,300  Amgen Inc.(+)                                                147,056
                 7,200  Bristol-Myers Squibb Co.                                     532,350
                   500  Forest Laboratories, Inc. Cl A(+)                             66,438
                   600  Human Genome Sciences, Inc.(+)                                41,588
                   200  Incyte Pharmaceuticals, Inc.(+)                                4,975
                 5,200  Lilly (Eli) & Co.                                            483,925
                13,800  Merck & Co., Inc.                                          1,292,025
                28,100  Pfizer, Inc.                                               1,292,599
                 6,200  Pharmacia Corp.                                              378,200
                 9,400  Schering-Plough Corp.                                        533,450
                                                                         -------------------------
                                                                                   5,321,481
                                                                         -------------------------
RETAIL - 6.0%
CLOTHING STORES - 0.8%
                 4,500  Abercrombie & Fitch Co. Cl A(+)                               90,000
                 4,400  Gap, Inc. (The)                                              112,200
                 4,500  Limited, Inc. (The)                                           76,781
                 6,000  TJX Companies, Inc. (The)                                    166,500
                                                                         -------------------------
                                                                                     445,481
                                                                         -------------------------
DEPARTMENT STORES - 2.9%
                 4,700  Federated Department Stores, Inc.(+)                         164,500
                 3,000  May Department Stores Co. (The)                               98,250
                10,400  Target Corp.                                                 335,400
                17,900  Wal-Mart Stores, Inc.                                        950,937
                                                                         -------------------------
                                                                                   1,549,087
                                                                         -------------------------

8    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 20

SHARES                                                             VALUE
--------------------------------------------------------------------------------
GROCERY STORES - 0.8%
                 7,800  Kroger Co. (The)(+)                                 $        211,088
                 4,100  Safeway Inc.(+)                                              256,250
                                                                         -------------------------
                                                                                     467,338
                                                                         -------------------------
SPECIALTY STORES - 1.5%
                   600  Best Buy Co., Inc.(+)                                         17,738
                 1,600  Grainger (W.W.), Inc.                                         58,400
                11,600  Home Depot, Inc.                                             529,975
                 4,200  Lowe's Companies, Inc.                                       186,900
                   900  Walgreen Co.                                                  37,631
                                                                         -------------------------
                                                                                     830,644
                                                                         -------------------------
                                                                                   3,292,550
                                                                         -------------------------
SEMICONDUCTORS - 4.7%
SEMICONDUCTOR - 4.7%
                 6,300  Altera Corp.(+)                                              165,769
                 1,900  Analog Devices, Inc.(+)                                       97,256
                 4,900  Applied Materials, Inc.(+)                                   187,119
                   800  Broadcom Corp.(+)                                             67,200
                   600  Cypress Semiconductor Corp.(+)                                11,813
                27,800  Intel Corp.(s)                                               835,737
                 8,900  JDS Uniphase Corp.(+)                                        371,018
                 1,500  Lattice Semiconductor Corp.(+)                                27,563
                 3,000  Linear Technology Corp.                                      138,750
                 1,700  Maxim Integrated Products, Inc.(+)                            81,281
                 2,200  Micron Technology, Inc.(+)                                    78,100
                   500  PMC-Sierra, Inc.(+)                                           39,313
                 7,100  Texas Instruments Inc.                                       336,362
                 3,600  Xilinx, Inc.(+)                                              166,050
                                                                         -------------------------
                                                                                   2,603,331
                                                                         -------------------------
SOFTWARE & SERVICES - 7.4%
COMPUTER SOFTWARE - 6.4%
                 1,000  Adobe Systems Inc.                                            58,188
                 2,700  BEA Systems, Inc.(+)                                         181,744
                 1,000  Citrix Systems, Inc.(+)                                       22,500
                 4,500  Gemstar International Group Ltd.(+)                          207,563
                 7,300  International Business Machines Corp.                        620,500
                20,800  Microsoft Corp.(+)                                           902,199
                 2,200  NCR Corp.                                                    108,075
                33,600  Oracle Corp.(+)                                              976,499
                 3,000  Parametric Technology Corp.(+)                                40,313
                   600  Siebel Systems, Inc.(+)                                       40,575
                   400  TIBCO Software Inc.(+)                                        19,175
                 4,307  Veritas Software Corp.(+)                                    376,863
                                                                         -------------------------
                                                                                   3,554,194
                                                                         -------------------------
INFORMATION SERVICES - 0.3%
                 3,000  Automatic Data Processing, Inc.                              189,938
                                                                         -------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------

INTERNET - 0.7%
                 2,800  Akamai Technologies, Inc.(+)                             $    58,975
                 7,100  America Online, Inc.(+)                                      247,080
                 4,800  E*trade Group Inc.(+)                                         35,400
                   500  eBay Inc.(+)                                                  16,500
                   100  Yahoo! Inc.(+)                                                 3,006
                                                                         -------------------------
                                                                                     360,961
                                                                         -------------------------
                                                                                   4,105,093
                                                                         -------------------------
TELECOMMUNICATIONS - 5.3%
TELEPHONE - 4.5%
                 8,900  AT&T Corp.                                                   154,081
                 4,500  BellSouth Corp.                                              184,219
                 6,700  Global Crossing Ltd.(i)(+)                                    95,894
                12,100  Qwest Communications International Inc.(+)                   496,100
                17,900  SBC Communications Inc.                                      854,724
                12,000  Verizon Communications                                       601,500
                   700  Williams Communications Group Inc.(+)                          8,225
                 8,800  WorldCom, Inc.(+)                                            123,750
                                                                         -------------------------
                                                                                   2,518,493
                                                                         -------------------------
WIRELESS TELECOMMUNICATIONS - 0.8%
                 9,100  Nextel Communications, Inc.(+)                               225,225
                 9,400  Sprint Corp. (PCS Group)(+)                                  192,113
                                                                         -------------------------
                                                                                     417,338
                                                                         -------------------------
                                                                                   2,935,831
                                                                         -------------------------
UTILITIES - 2.8%
ELECTRICAL UTILITY - 2.7%
                 1,700  Ameren Corp.                                                  78,731
                 2,300  Cinergy Corp.                                                 80,788
                 2,500  CMS Energy Corp.(+)                                           79,219
                 2,300  Consolidated Edison, Inc.                                     88,550
                 2,100  DTE Energy Co.                                                81,769
                 1,400  Dynegy Inc. Cl A                                              78,488
                 7,300  Entergy Corp.                                                308,880
                 1,500  FPL Group, Inc.                                              107,625
                 1,100  GPU Inc.                                                      40,494
                 3,600  PG&E Corp.                                                    72,000
                 1,400  Pinnacle West Capital Corp.                                   66,675
                 2,800  Progress Energy, Inc.                                        137,724
                   700  Reliant Energy, Inc.                                          30,319
                 2,400  Texas Utilities Co.                                          106,350
                 1,200  Wisconsin Energy Corp.                                        27,075
                 2,200  XCEL Energy Inc.                                              63,938
                                                                         -------------------------
                                                                                   1,448,625
                                                                         -------------------------
GAS & WATER UTILITIES - 0.1%
                2,500   NiSource Inc.                                                 76,875
                                                                         -------------------------
                                                                                   1,525,500
                                                                         -------------------------
TOTAL COMMON STOCKS                                                               54,137,365
                                                                         -------------------------
   (Cost $55,473,657)

The Accompanying Notes are an Integral Part of the Financial Statements.      9

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
U.S. GOVERNMENT OBLIGATIONS - 1.7%
              $944,000  FHLMC Discount Notes, 5.70%, 1/2/01(y)              $        943,701
                                                                         -------------------------
U.S. TREASURY SECURITIES - 0.3%
               140,000  U.S. Treasury Notes, 5.25%, 5/31/01(s)                       139,672
                                                                         -------------------------
TOTAL SHORT-TERM INVESTMENTS                                                       1,083,373
                                                                         -------------------------
   (Cost $1,082,322)
TOTAL INVESTMENT SECURITIES - 100.0%                                             $55,220,738
                                                                         =========================
   (Cost $56,555,979)

FUTURES CONTRACTS
                       EXPIRATION         UNDERLYING FACE         UNREALIZED
PURCHASED                 DATE           AMOUNT AT VALUE         DEPRECIATION
-----------------------------------------------------------------------------
 3 S&P 500 Index       March 2001          $1,001,250              $(2,767)
                                      ========================================

FHLMC - Federal Home Loan Mortgage Corp.
(i) Foreign security
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y) Yield to maturity


10    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 2000

ASSETS
Investments at Value (Cost $56,555,979)                            $55,220,738
Cash                                                                       634
Receivable for Shares of Beneficial Interest Sold                      607,544
Receivable for Investments Sold                                        193,373
Dividend and Interest Receivable                                        50,739
Prepaid Trustees' Fees and Expenses                                      1,567
                                                                 ---------------
TOTAL ASSETS                                                        56,074,595
                                                                 ---------------
LIABILITIES
Payable for Investments Purchased                                      190,710
Advisory Fee Payable                                                    16,066
Variation Margin Payable                                                 9,100
Payable for Shares of Beneficial Interest Redeemed                       8,382
Accrued Expenses and Other Liabilities                                  56,860
                                                                 ---------------
TOTAL LIABILITIES                                                      281,118
                                                                 ---------------
NET ASSETS
Applicable to 3,744,134 Shares Outstanding (no par value,
  unlimited shares authorized)                                     $55,793,477
                                                                 ===============
Net Asset Value, Offering and Redemption Price per Share                $14.90
                                                                 ===============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                    $58,989,722
Undistributed Net Investment Income                                     55,650
Accumulated Net Realized Loss on Investments                        (1,913,887)
Net Unrealized Depreciation on Investments                          (1,338,008)
                                                                 ---------------
NET ASSETS                                                         $55,793,477
                                                                 ===============

The Accompanying Notes are an Integral Part of the Financial Statements.    11

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $4,970)          $  598,891
Interest Income                                                         82,720
                                                                 ---------------
    Investment Income                                                  681,611
                                                                 ---------------
EXPENSES
Advisory Fee                                                           167,572
Custodian Fees and Expenses                                             85,097
Professional Fees and Expenses                                          34,989
Trustees' Fees and Expenses                                             32,394
Financial and Fund Accounting Services Fee                              25,690
Administrative Services Fee                                             25,141
Transfer Agent Fee                                                      16,370
Printing Expenses                                                       11,905
Insurance Expenses                                                       1,548
Administration Fee                                                         298
Miscellaneous                                                            6,006
                                                                 ---------------
    Total Expenses                                                     407,010
                                                                 ---------------
NET INVESTMENT INCOME                                                  274,601
                                                                 ---------------

REALIZED AND UNREALIZED LOSS
NET REALIZED LOSS ON
Investment Transactions                                             (1,587,865)
Futures Contracts                                                    (157,706)
                                                                 ---------------
    Net Realized Loss                                               (1,745,571)
                                                                 ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investments                                                         (4,429,096)
Futures Contracts                                                     (38,648)
                                                                 ---------------
    Net Change in Unrealized Appreciation (Depreciation)            (4,467,744)
                                                                 ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(5,938,714)
                                                                 ===============

12    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSET
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31

INCREASE IN NET ASSETS                                                           2000                 1999
FROM OPERATIONS
Net Investment Income                                                       $    274,601           $    208,598
Net Realized Gain (Loss) on Investments and Futures Contracts                 (1,745,571)             3,552,575
Net Change in Unrealized Appreciation (Depreciation) on
  Investments and Futures Contracts                                           (4,467,744)             1,171,776
                                                                         -------------------    -----------------
    Net Increase (Decrease) in Net Assets Resulting from Operations           (5,938,714)             4,932,949
                                                                         -------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                           (326,818)             (114,337)
Net Realized Gain                                                             (1,244,679)           (2,667,072)
                                                                         -------------------    -----------------
    Total Distributions to Shareholders                                       (1,571,497)           (2,781,409)
                                                                         -------------------    -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                              30,495,397             18,504,253
Reinvestment of Distributions                                                  1,571,497              2,780,648
Cost of Shares of Beneficial Interest Redeemed                                (8,247,358)           (2,463,177)
                                                                         -------------------    -----------------
    Net Increase from Transactions in Shares of Beneficial Interest           23,819,536             18,821,724
                                                                         -------------------    -----------------
    Total Increase in Net Assets                                              16,309,325             20,973,264
                                                                         -------------------    -----------------
NET ASSETS
Beginning of Year                                                             39,484,152             18,510,888
                                                                         -------------------    -----------------
End of Year                                                                  $55,793,477            $39,484,152
                                                                         ===================    =================
Undistributed Net Investment Income                                              $55,650               $107,867
                                                                         ===================    =================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                             1,872,991              1,089,647
Shares of Beneficial Interest Reinvested                                          97,832                163,997
Shares of Beneficial Interest Redeemed                                          (503,087)             (145,759)
                                                                         -------------------    -----------------
    Net Increase in Shares of Beneficial Interest                              1,467,736              1,107,885
                                                                         ===================    =================


The Accompanying Notes are an Integral Part of the Financial Statements.   13

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                  -------------------------------------------------------------
                                                     2000         1999         1998         1997         1996
                                                  -------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR        $17.35       $15.84       $14.33        $13.68       $12.63
                                                  -------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.07          0.09        0.10          0.11         0.20
Net Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts                 (1.93)         2.80        3.15          3.51         2.44
                                                  -------------------------------------------------------------
    Total From Investment Operations                (1.86)         2.89        3.25          3.62         2.64
                                                  -------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.10)        (0.06)      (0.09)        (0.11)       (0.20)
Net Realized Gain                                   (0.49)        (1.32)      (1.65)        (2.86)       (1.39)
                                                  -------------------------------------------------------------
    Total Distributions to Shareholders             (0.59)        (1.38)      (1.74)        (2.97)       (1.59)
                                                  -------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR              $14.90        $17.35      $15.84        $14.33       $13.68
                                                  =============================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                       (10.98)%       18.54%      23.28%        27.50%       21.14%
Net Assets, End of Year (in thousands)              $55,793      $39,484      $18,511       $8,892       $5,339
Ratios to Average Net Assets
    Net Expenses                                     0.85%        0.87%       0.90%         0.90%        0.90%
    Net Investment Income                            0.57%        0.74%       0.81%         0.75%        1.49%
    Expenses Without Reimbursement                   0.85%        0.87%       1.48%         2.31%        2.13%
Portfolio Turnover                                    64%         104%          82%         119%          90%

14    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization--J.P. Morgan U.S. Disciplined Equity Portfolio (the "Portfolio") is one of four portfolios comprising the J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The Portfolio seeks to provide a high total return from a portfolio of selected equity securities.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    Security Valuations--Equity securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the first in first out cost basis, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums

    Expenses--Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    Futures Contracts--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    Income Tax Status--It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semi-annually. Distributions from net realized gains, if any, are paid semi-annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    Advisory--The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.35% of the Portfolio's average daily net assets.

    Administrative Services--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee on the following, if total expenses of the Portfolio, excluding the advisory fees, exceed the expense limit

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

of 0.50% of the average daily net assets of the Portfolio, Morgan will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement.

    Administration--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Trustees--Each Trustee receives an aggregate annual fee of $20,000 for serving on the board of the Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total Trustees' fees and expenses.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of December 31, 2000, accumulated net unrealized depreciation was $1,655,370, based on the aggregate cost of investments for federal income tax purposes of $56,876,108, which consisted of unrealized appreciation of $5,424,314 and unrealized depreciation of $7,079,684.

    For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 2000, of approximately $848,970 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Portfolio elected to treat net capital losses of approximately $747,555 incurred in the two month period ended December 31, 2000 as having been incurred in the current fiscal year.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. During the year ended December 31, 2000, there were no reclassifications made.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended December 31, 2000, the Portfolio purchased $51,302,717 of investment securities and sold $30,022,313 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
6. CORPORATE EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's advisor.

===============================================================================
TAX INFORMATION NOTICE (UNAUDITED)

    For corporate taxpayers 35% of the ordinary income distributions paid during the fiscal year ended December 31, 2000 qualify for the corporate dividends received deduction.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan U.S. Disciplined Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Disciplined Equity Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1996 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

[back cover]

J.P. MORGAN SERIES TRUST II PORTFOLIOS
       Bond Portfolio
           ---------------------------------------------------------------------
       International Opportunities Portfolio
           ---------------------------------------------------------------------
       Small Company Portfolio
           ---------------------------------------------------------------------
       U.S. Disciplined Equity Portfolio
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Series Trust II Portfolios, call
           Funds Distributor, Inc. at (888) 756-8645.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                    MAILING
500 Stanton Christiana Road                                    INFORMATION
Newark, Delaware 19713-2107

IN-ANN-24659